UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 20, 2017

PATTERSON-UTI ENERGY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-22664	75-2504748
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10713 West Sam Houston Pkwy N., Suite 800 Houston, Texas		77064
(Address of principal executive offices)		(Zip Code)

(281) 765-7100

(Registrant’s telephone number, including area code)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On April 20, 2017, Seventy Seven Energy Inc., a Delaware corporation (“SSE”), became a wholly-owned subsidiary of Patterson-UTI Energy, Inc., a Delaware corporation (“Patterson-UTI”), as a result of the merger of Pyramid Merger Sub, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of Patterson-UTI (“Merger Sub”), with and into SSE (the “Merger”). The Merger was effected pursuant to an Agreement and Plan of Merger, dated as of December 12, 2016, by and among Patterson-UTI, SSE, and Merger Sub (the “Merger Agreement”).

Item 1.02	Termination of a Material Definitive Agreement

On April 20, 2017, concurrently with, and in connection with, the Merger, (i) Nomac Drilling, L.L.C., Performance Technologies, L.L.C. and Great Plains Oilfield Rental, L.L.C. (each a wholly-owned subsidiary of Patterson-UTI as a result of the Merger) repaid all outstanding amounts under, and terminated their revolving credit facility evidenced by, that certain Amended and Restated Credit Agreement, dated as of August 1, 2016 (as amended, the “SSE Credit Facility”), by and among the borrowers and guarantors party thereto, Wells Fargo Bank, N.A., as administrative agent, and the lenders from time to time party thereto and (ii) Seventy Seven Operating LLC (a wholly-owned subsidiary of Patterson-UTI as a result of the Merger) repaid all outstanding amounts under, and terminated, its seven-year term loan (the “Term Loan”) and incremental term loan (the “Incremental Term Loan”) evidenced by that certain Term Loan Credit Agreement, dated as of June 25, 2014, by and among Seventy Seven Operating LLC, as borrower, SSE, and the other guarantors from time to time party thereto, Wilmington Trust, National Association as successor administrative agent, and the lenders party thereto, which was supplemented by that certain Incremental Term Supplement (Tranche A), dated as of May 13, 2015. At the closing of the Merger, outstanding letters of credit under the SSE Credit Facility were deemed to be incurred under the Patterson-UTI Credit Facility (as defined below). No early termination or prepayment penalties were incurred as a result of the termination of the SSE Credit Facility, the Term Loan or the Incremental Term Loan or the repayment of outstanding amounts thereunder. In connection with the termination of the SSE Credit Facility, Term Loan and Incremental Term Loan, all guaranties and liens securing the obligations thereunder were released.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On April 20, 2017, pursuant to the Merger Agreement, Patterson-UTI completed its Merger with SSE, which was accomplished through the merger of Merger Sub with and into SSE, with SSE surviving the Merger as a wholly-owned subsidiary of Patterson-UTI.

At the effective time of the Merger (the “Effective Time”) each issued and outstanding share of SSE common stock, par value $0.01 per share, other than shares owned by SSE and its wholly owned subsidiaries, shares owned by Patterson-UTI or Merger Sub and shares for which appraisal rights held by SSE stockholders have been perfected in compliance with Section 262 of the General Corporation Law of the State of Delaware, was converted into the right to receive 1.7851 shares (the “Exchange Ratio”) of newly issued Patterson-UTI common stock, par value $0.01 per share, rounded down to the nearest whole share. Instead of issuing fractional shares, each SSE stockholder who otherwise would have been entitled to receive a fraction of a share of Patterson-UTI common stock will receive cash (without interest) in lieu thereof, upon surrender of his or her shares of SSE common stock. The exchange agent will aggregate and sell all fractional shares issuable as part of the merger consideration at the prevailing price on the Nasdaq Global Select Market. An SSE stockholder who would otherwise have received a fraction of a share of Patterson-UTI common stock will receive an amount of cash generated from such sales attributable to the stockholder’s proportionate interest in the net proceeds of such sales, less expenses and without interest. The newly issued shares of Patterson-UTI common stock and the cash paid in lieu of fractional shares are collectively referred to as the “Merger Consideration.”

Shares of Patterson-UTI common stock outstanding before the Effective Time remain outstanding and have not been exchanged, converted or otherwise changed in the Merger. Based on the number of shares of SSE common stock issued and outstanding or deemed outstanding immediately prior to the Effective Time, a total of 47,538,488 shares of Patterson-UTI common stock were issued to the former holders of SSE common stock pursuant to the Merger Agreement.

Immediately prior to the Effective Time, each SSE restricted stock unit award granted prior to December 12, 2016 that was outstanding as of immediately prior to the Effective Time (the “Incentive Awards”) immediately vested, any forfeiture restrictions applicable to such Incentive Awards immediately lapsed, the Incentive Awards were deemed settled, and each share of SSE common stock subject to such Incentive Awards was treated as a share of SSE common stock. At the Effective Time, each such share of SSE common stock that was distributed in settlement of the Incentive Awards entitled the holder thereof to receive the Merger Consideration. In addition, at the Effective Time, each SSE restricted stock unit award granted on or following December 12, 2016 was assumed by Patterson-UTI and converted into a restricted stock unit award, with the same terms and conditions as in effect immediately prior to the Effective Time, covering a number of shares of Patterson-UTI common stock equal to (i) the number of shares of SSE common stock subject to the award immediately prior to the Effective Time, multiplied by (ii) the Exchange Ratio, rounded to the nearest whole share. None of SSE’s directors or executive officers held SSE restricted stock unit awards granted on or following December 12, 2016.

The foregoing description of the Merger Agreement and the Merger is only a summary, does not purport to be complete, and is subject to, and qualified in its entirety by reference to, the Merger Agreement, which was filed as Exhibit 2.1 to Patterson-UTI’s Current Report on Form 8-K filed with the Securities Exchange Commission (the “SEC”) on December 13, 2016 and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 20, 2017, Patterson-UTI held a special meeting of stockholders (the “Special Meeting”). The proposals are described in detail in Patterson-UTI’s and SSE’s definitive joint proxy statement filed with the SEC on March 22, 2017. The final results regarding each proposal are set forth below.

1.	The proposal to approve the issuance of shares of Patterson-UTI common stock to SSE stockholders in connection with the Merger contemplated by the Merger Agreement:

For	Against	Abstain	Broker Non-Votes
148,485,755	112,325	590,925	—

2.	The proposal to approve the adjournment of the Patterson-UTI Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes at the time of the Special Meeting to approve the first proposal listed above:

For	Against	Abstain	Broker Non-Votes
140,749,676	7,875,904	563,425	—

Each proposal was approved by Patterson-UTI’s stockholders at the Special Meeting. Stockholders owning a total of 149,189,005 shares voted at the Special Meeting, representing approximately 89.7% of the shares of Patterson-UTI’s common stock outstanding as of the record date for the Special Meeting.

Item 8.01.	Other Events.

On April 20, 2017, Patterson-UTI issued a press release announcing the Merger. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In order to correct an inadvertent omission, the Consent of Independent Registered Public Accounting Firm, which is Exhibit 23.1 to the Annual Report on Form 10-K of Patterson-UTI for the fiscal year ended December 31, 2016, filed with the Securities and Exchange Commission on February 13, 2017, has been amended to include a reference to Patterson-UTI’s Registration Statement on Form S-3 (File No. 333-215678). The amended consent is attached to this Current Report on Form 8-K as Exhibit 23.1.

Amendment to Credit Facility

On April 20, 2017, Patterson-UTI entered into Amendment No. 4 to Credit Agreement (the “Amendment”), which amends the Credit Agreement, dated as of September 27, 2012, as amended, among Patterson-UTI, Wells Fargo Bank, N.A., as administrative agent (in such capacity, the “Revolving Agent”), the issuer of letters of credit and swing line lender and each other lender party thereto governing Patterson-UTI’s revolving credit facility (the

“Patterson-UTI Credit Facility”). The Amendment, among other things, (i) permits outstanding letters of credit under the SSE Credit Facility to be deemed to be incurred under the Patterson-UTI Credit Facility and (ii) increases the amount of the accordion feature of the Patterson-UTI Credit Facility to permit aggregate commitments under the Patterson-UTI Credit Facility to be increased up to $700.0 million (subject to the satisfaction of certain conditions and the procurement of additional commitments from new or existing lenders).

Credit Facility Commitment Increase

On April 20, 2017, the commitment increase contemplated by that certain Commitment Increase Agreement, dated as of January 24, 2017 (the “January Increase Agreement”), by and among Patterson-UTI, certain subsidiaries of Patterson-UTI party thereto, the Revolving Agent and the other lenders party thereto (a copy of which is filed as Exhibit 10.1 to the Current Report on Form 8-K filed by Patterson-UTI on January 24, 2017 and is incorporated herein by reference) became effective. In addition, on April 20, 2017, Patterson-UTI entered into a commitment increase agreement with certain of its lenders pursuant to which the total commitments available under the Patterson-UTI Credit Facility (after giving effect to the January Increase Agreement) increased to $630 million through September 2017 and to $490 million through March 2019. The terms of the Patterson-UTI Credit Facility allow Patterson to further increase total commitments to an amount not to exceed $700 million, subject to the satisfaction of certain conditions precedent, including procurement of additional commitments from new or existing lenders.

On April 20, 2017, in connection with the Merger, SSE and its material subsidiaries became guarantors under the Patterson-UTI Credit Facility and Patterson-UTI’s Series A note purchase agreement, Series B note purchase agreement and reimbursement agreement.

The foregoing is qualified in its entirety by reference to (i) Amendment No. 4 to Credit Agreement, dated as of April 20, 2017, by and among Patterson-UTI, certain subsidiaries of Patterson-UTI party thereto, the Revolving Agent and the other lenders party thereto, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference and (ii) the Commitment Increase Agreement, dated as of April 20, 2017, by and among Patterson-UTI, certain subsidiaries of Patterson-UTI party thereto, the Revolving Agent and the other lenders party thereto, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)    Financial Statements of Business Acquired

The audited consolidated financial statements of SSE (Successor) as of December 31, 2016 and for the five months ended December 31, 2016 and the audited consolidated financial statements of SSE (Predecessor) as of December 31, 2015 and for the seven months ended July 31, 2016 and for each of the two years in the period ended December 31, 2015, and the related notes to the consolidated financial statements, are attached hereto as Exhibit 99.2.

(b)    Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of Patterson-UTI as of and for the year ended December 31, 2016, together with the notes thereto, are attached hereto as Exhibit 99.3.

(d)    Exhibits

Exhibit No.	Description

10.1	Amendment No. 4 to Credit Agreement, dated as of April 20, 2017, by and among Patterson-UTI, certain subsidiaries of Patterson-UTI party thereto, Wells Fargo Bank, N.A., as administrative agent, issuer of letter of credit and swing line lender and the other lenders party thereto.

10.2	Commitment Increase Agreement, dated as of April 20, 2017, by and among Patterson-UTI, certain subsidiaries of Patterson-UTI party thereto, Wells Fargo Bank, N.A., as administrative agent, issuer of letter of credit and swing line lender and the other lenders party thereto.

23.1	Consent of PricewaterhouseCoopers LLP.

23.2	Consent of PricewaterhouseCoopers LLP.

99.1	Press Release issued by Patterson-UTI Energy, Inc. dated April 20, 2017.

99.2	The audited consolidated financial statements of SSE (Successor) as of December 31, 2016 and for the five months ended December 31, 2016 and the audited consolidated financial statements of SSE (Predecessor) as of December 31, 2015 and for the seven months ended July 31, 2016 and for each of the two years in the period ended December 31, 2015, and the related notes to the consolidated financial statements.

99.3	The unaudited pro forma condensed combined financial information of Patterson-UTI as of and for the year ended December 31, 2016, together with the notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 21, 2017

PATTERSON-UTI ENERGY, INC.

By:	/s/ John E. Vollmer III
Name:	John E. Vollmer III
Title:	Senior Vice President - Corporate Development, CFO and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 4 to Credit Agreement, dated as of April 20, 2017, by and among Patterson-UTI, certain subsidiaries of Patterson-UTI party thereto, Wells Fargo Bank, N.A., as administrative agent, issuer of letter of credit and swing line lender and the other lenders party thereto.

10.2	Commitment Increase Agreement, dated as of April 20, 2017, by and among Patterson-UTI, certain subsidiaries of Patterson-UTI party thereto, Wells Fargo Bank, N.A., as administrative agent, issuer of letter of credit and swing line lender and the other lenders party thereto.

23.1	Consent of PricewaterhouseCoopers LLP.

23.2	Consent of PricewaterhouseCoopers LLP.

99.1	Press Release issued by Patterson-UTI Energy, Inc. dated April 20, 2017.

99.2	The audited consolidated financial statements of SSE (Successor) as of December 31, 2016 and for the five months ended December 31, 2016 and the audited consolidated financial statements of SSE (Predecessor) as of December 31, 2015 and for the seven months ended July 31, 2016 and for each of the two years in the period ended December 31, 2015, and the related notes to the consolidated financial statements.

99.3	The unaudited pro forma condensed combined financial information of Patterson-UTI as of and for the year ended December 31, 2016, together with the notes thereto.